UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2021

Commission file number 001-36558

Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware		27-1996555
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

One Manhattanville Road
Suite 202
Purchase,	New York	10577
(Address of Principal Executive Offices)		(Zip Code)
(203) 861-0900
Registrant's telephone number, including area code

Not applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	TSQ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company   ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement

6.875% Senior Secured Notes due 2026

On January 6, 2021, Townsquare Media, Inc., a Delaware corporation (the “Company”), completed the previously announced sale of $550.0 million aggregate principal amount of its 6.875% senior secured notes due 2026 (the “New Notes”) at an issue price of 100.0% (the “New Notes Offering”). The Company used a portion of the net proceeds from the New Notes Offering to repay borrowings under its term loan facility provided under the Existing Credit Agreement (as defined below). The Company also intends to use a portion of the net proceeds from the New Notes Offering, together with cash on hand, to redeem all of the Company’s outstanding 6.500% senior notes due 2023 (the “2023 Notes”) on January 14, 2021 (the “Redemption Date”), and to pay the premium, fees and expenses related thereto.

The New Notes were issued and sold in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act. The New Notes and related guarantees will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

Indenture

The terms of the New Notes are governed by the indenture, dated as of January 6, 2021 (the “Indenture”), among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and as collateral agent.

Interest and Maturity

The New Notes bear interest at a rate of 6.875% and mature on February 1, 2026. Interest is payable on the New Notes semi-annually in cash in arrears on February 1 and August 1 of each year, commencing on August 1, 2021.

Guarantees

The Company’s obligations under the New Notes are guaranteed, on a senior secured basis, by certain of its direct and indirect wholly-owned subsidiaries (collectively, the “Guarantors”) that guarantee its obligations under the Existing Credit Agreement (as defined below).

Ranking

The New Notes and the related guarantees are the Company’s and the Guarantors’ senior secured obligations and are senior in right of payment to any future subordinated indebtedness, and effectively senior to any existing and future junior lien indebtedness and unsecured indebtedness of the Company and the Guarantors, to the extent of the value of the collateral securing the New Notes, and effectively subordinated to any existing and future indebtedness that is secured by liens on assets that do not constitute part of the collateral securing the New Notes, to the extent of the value of such assets. If the Company enters into any New ABL Facility (as defined below), from and after entry into any such New ABL Facility, the New Notes and the related guarantees will be effectively subordinated to the obligations of the Company and the Guarantors under such New ABL Facility, to the extent of the value of the ABL Priority Collateral (as defined in the Indenture). The New Notes and the related guarantees are structurally subordinated to any existing and future indebtedness, other liabilities and preferred stock of the Company’s subsidiaries that do not guarantee the New Notes.

Collateral
The New Notes and the related guarantees are secured by a first priority lien on all of the Company’s and Guarantors’ existing and future assets that secure the Existing Credit Agreement, subject to certain liens permitted under the Indenture. If the Company enters into any New ABL Facility, from and after the entry into any such New ABL Facility, the New Notes and the related guarantees will be secured on a first priority basis by the Notes Priority Collateral (as defined in the Indenture) and on a second priority basis by the ABL Priority Collateral, in each case subject to certain liens permitted under the Indenture.

Covenants

The Indenture contains restrictive covenants that limit the ability of the Company and its restricted subsidiaries to, among other things: incur additional indebtedness; declare or pay dividends, redeem stock or make other distributions to stockholders; make investments; create liens or use assets as security in other transactions; merge or consolidate, or sell, transfer, lease or dispose of substantially all of their assets; enter into transactions with affiliates; sell or transfer certain assets; and agree to certain restrictions on the ability of restricted subsidiaries to make payments to the Company.

Certain of these covenants will be suspended if the New Notes are assigned an investment grade rating by Standard & Poor’s Investors Ratings Services, Moody’s Investors Service, Inc. or Fitch Ratings, Inc. and no event of default has occurred and is continuing.

Events of Default

The Indenture provides for events of default (subject in certain cases to customary grace and cure periods), which include, among others, nonpayment of principal or interest when due, breach of covenants or other agreements in the Indenture, defaults in payment of certain other indebtedness and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the Holders of at least 30% in aggregate principal amount of the outstanding New Notes may declare the principal of and unpaid interest on all of the New Notes to be due and payable immediately.

Redemption

At any time prior to February 1, 2023, the Company may redeem the New Notes in whole or in part, at its option, at a redemption price equal to 100% of the principal amount of the New Notes plus the “applicable premium” set forth in the Indenture and accrued and unpaid interest, if any, to, but excluding, the redemption date. At any time on or after February 1, 2023, the Company may redeem the New Notes at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, at any time prior to February 1, 2023, the Company may redeem up to 40% of the aggregate principal amount of the New Notes with the net cash proceeds of one or more equity offerings, as described in the Indenture, at a price equal to 106.875% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. If the Company experiences certain change of control events, holders of the New Notes may require it to repurchase all or part of their New Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

The foregoing summary of the Indenture and the New Notes are qualified in their entirety by reference to the Indenture and the New Notes, which are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement

The Company used a portion of the net proceeds from the New Notes Offering to repay borrowings under its term loan facility provided under the Company’s existing credit agreement, dated April 1, 2015 (the “Existing Credit Agreement”), among the Company, the Royal Bank of Canada, as administrative agent and collateral agent, and the lenders and financial institutions party thereto. The Company also terminated its revolving credit facility under the Existing Credit Agreement and all other obligations thereunder were repaid effective January 6, 2021.

On January 6, 2021, the Company irrevocably deposited with the Trustee funds, in trust solely for the benefit of the holders of the 2023 Notes, in an amount sufficient to pay the redemption price of the 2023 Notes on the Redemption Date in order to satisfy and discharge its obligations under the 2023 Notes and the indenture governing the 2023 Notes (the “Old Indenture”).

The material terms and conditions of the Existing Credit Agreement were described in our Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 1, 2015, September 4, 2015, February 14, 2017, May 3, 2019 and April 17, 2020. The material terms and conditions of the Old Indenture were described in our Current Report on Form 8-K filed with the SEC on April 1, 2015.

The Company and its affiliates may from time to time engage certain of the lenders under the Existing Credit Agreement to provide other banking, investment banking and financial services. Certain of the initial purchasers of the New Notes, or an affiliate or affiliates thereof, are or may be lenders, and/or agents under the Existing Credit Agreement and holders of the 2023 Notes and such initial purchasers or their affiliates may receive a portion of the net proceeds of the New Notes

Offering in connection with the repayment of the term loan facility provided under the Existing Credit Agreement and the redemption of the 2023 Notes, as applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

The Company intends to enter into a new senior secured asset-based revolving credit facility (any such facility, the “New ABL Facility”). The Company intends to use the New ABL Facility to finance the working capital needs and other general corporate purposes of the Company and its subsidiaries. There can be no assurance that the Company will be able to negotiate a definitive agreement or that it will be able to close the New ABL Facility.

In accordance with General Instruction B.2 of Form 8-K, the information included under this Item 7.01 in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Except for the historical information contained in this Current Report on Form 8-K, the matters addressed are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often discuss the Company’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “estimate,” “expect,” “forecast,” “outlook,” “potential,” “project,” “projection,” “plan,” “intend,” “seek,” “believe,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms. The forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements related to the Company’s use of the net proceeds from the New Notes Offering and the Company’s intention to enter into the New ABL Facility. By nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statement. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof or as of the date specified herein. See “Risk Factors” and “Forward-Looking Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on June 9, 2020, and subsequent filings with the SEC, for a discussion of factors that could cause the Company’s actual results to differ from those expressed or implied by forward-looking statements. The Company assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description

4.1	Indenture, dated as of January 6, 2021, among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee and notes collateral agent.

4.2	Form of 6.875% senior secured note due 2026 (included as Exhibit A to Exhibit 4.1).

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNSQUARE MEDIA, INC.

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President and Chief Financial Officer

Date: January 6, 2021